UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 21, 2005

The Finish Line, Inc.
(Exact Name of Registrant as Specified in Charter)

Indiana	0-20184	35-1537210
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3308 North Mitthoeffer Road, Indianapolis, Indiana	46235
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (317) 899-1022

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On July 21, 2005, the shareholders of The Finish Line, Inc. approved and ratified an amendment to the 2002 Stock Incentive Plan of The Finish Line, Inc. (the “Plan”) to increase the number of shares subject thereto from 2,500,000 to 6,500,000 and approved and ratified the Plan, as amended and restated.

A copy of the Plan, as amended and restated, accompanied the Proxy Statement filed with the Securities and Exchange Commission on June 17, 2005, for the Annual Meeting held on July 21, 2005.

Item 8.01. Other Events.

On July 22, 2005, The Finish Line, Inc. (the “Company”) issued a press release announcing a quarterly cash dividend of $0.025 per share of the Company’s Class A and Class B common stock as well as actions from the Annual Meeting of Shareholders held on July 21, 2005.

A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits

	Exhibit Number	Description of Exhibit

	99.1	Press Release issued July 22, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Finish Line, Inc.

Date: July 25, 2005	By:	/s/ Kevin S. Wampler
Kevin S. Wampler
Executive Vice-President-Chief Financial Officer and Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Press Release issued July 22, 2005